UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 8, 2009

WHITNEY INFORMATION NETWORK, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-27403	84-1475486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida 33904

(Address of principal executive offices)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Whitney Information Network, Inc. (the “Company”) is engaged in a series of legal actions with M. Barry Strucwick, Susan Weiss and others relating to Monterey del Mar, S.A., a Panamanian company (“MDMSA”).  The claims relate to alleged acts and statements surrounding the alleged attempt by Strudwick to develop and sell real property in Costa Rica and Weiss’ attempt to seize control of MDMSA (collectively, the “Litigation”).  For a more detailed summary of the Litigation, please see footnote 16 in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 14, 2009, which is incorporated herein by reference. The parties are mediating the disputes through the magistrate judge in the United States District Court for the Eastern District of New York (“New York Court”).  In settlement negotiations, the parties discussed a possible settlement of the Litigation pursuant to which the Company would pay Strudwick and Weiss  $3 million, which would be paid over a 5 year period.    At the present time, no agreement exists between the parties and the Company is continuing to negotiate with Strudwick and Weiss regarding a settlement of the Litigation.    No assurances can be given as to the likelihood of reaching a settlement, or the cost and terms of any settlement that may be reached.  Absent any settlement, the Company intends to continue to vigorously defend these cases.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are based upon the Company’s current expectations and involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of the Company, including, without limitation, the Company’s ability to settle the Litigation and the proposed settlement terms.  In order for the Company to utilize the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, investors are hereby cautioned that certain factors may affect these forward-looking statements, including (i) the ability of the Company, Strudwick and Weiss to settle the Litigation and for the New York Court to approve the settlement terms; (ii) even if the Litigation is settled, the costs and terms of the settlement may not be favorable to the Company, (iii) if the Litigation is not settled,  the outcome of the Litigation could have a material adverse affect on the Company and  (iv) additional risks which are identified in the Company’s SEC filings, including but not limited to Company’s  Annual Report on Form 10-K for the fiscal year ended December 31, 2008.  The Company undertakes no obligation to update or revise any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 10, 2009	WHITNEY INFORMATION NETWORK, INC.

/s/ Charles M. Peck
Charles M. Peck
Chief Executive Officer